Attachment A

            QWEST COMMUNICATIONS INTERNATIONAL INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                        PRO FORMA AND NORMALIZED (1) (2)

                   (In Millions, Except Per Share Information)
                                   (Unaudited)

                                                                         Years Ended
                                                             ------------------------------------
                                                               December 31,       December 31,
                                                                   1999               1998
                                                             -----------------  -----------------

Revenue:
        Commercial                                                     $8,844             $6,466
        Consumer and small business                                     6,078              5,827
        Directory                                                       1,436              1,349
        Wireless                                                          236                 94
                                                             -----------------  -----------------
          Total revenue                                                16,594             13,736

Cost of sales                                                           5,906              4,442
                                                             -----------------  -----------------
Gross margin                                                           10,688              9,294

Selling, general and administrative                                     4,406              3,866
                                                             -----------------  -----------------

        EBITDA                                                          6,282              5,428

Depreciation                                                            2,616              2,315

Goodwill and intangibles amortization                                   1,350              1,350
                                                              -----------------  -----------------

          Earnings from operations                                      2,316              1,763

Interest expense and other, net                                           884                830
                                                             -----------------  -----------------

          Earnings before income taxes                                  1,432                933

Income tax expense                                                      1,081                866
                                                             -----------------  -----------------

          Net earnings                                                   $351                $67
                                                             =================  =================

Diluted earnings per share                                              $0.21              $0.04
                                                             =================  =================

Diluted cash earnings per share  (3)                                    $1.03              $0.90
                                                             =================  =================

Diluted weighted average shares outstanding                             1,645              1,572
                                                             =================  =================

<F1>
(1) The results for the periods presented give affect to the merger between Qwest Communications International Inc. ("Qwest") and U S WEST, Inc. ("U S WEST") as though the merger had occurred as of January 1, 1998. In addition, results have been adjusted to eliminate the impacts of non-recurring items such as merger costs, the impact of the split of U S WEST and MediaOne Group, gains/losses on the sale of investments, decline in market value of investments, equity gain on KPNQwest investment, elimination of in-region long distance activity, and elimination of Qwest construction activity. The results have also been adjusted to reflect the change in accounting principle to recognize revenue and expenses for directory publishing under the "point of publication method" from the "amortization" method as if the change in accounting principle had been adopted as of January 1, 1998.
<F2>
(2) The merger of Qwest and U S WEST has been accounted for as a purchase transaction. The purchase price allocation is preliminary and is subject to the completion of an appraisal. Accordingly, net earnings and earnings per share are subject to change.
<F3>
(3) Diluted cash earnings per share represents diluted EPS adjusted to add back amortization of goodwill and other intangibles.


                                                         Attachment B

                                     QWEST COMMUNICATIONS INTERNATIONAL INC. AND SUBSIDIARIES

                                              CONSOLIDATED STATEMENTS OF OPERATIONS
                                                PRO FORMA AND NORMALIZED (1) (2)

                                           (In Millions, Except Per Share Information)
                                                          (Unaudited)


                                                                            Three Months Ended
                                           --------------------------------------------------------------------------------------
                                            June 30,     March 31,    December 31,     September 30,     June 30,     March 31,
                                              2000          2000          1999              1999           1999         1999
                                           ------------  -----------  --------------   ---------------  -----------  ------------

Revenue:
        Commercial                              $2,667       $2,544          $2,484            $2,309       $2,069        $1,982
        Consumer and small business              1,537        1,522           1,550             1,530        1,504         1,494
        Directory                                  331          347             455               336          319           326
        Wireless                                   119          104              78                65           55            38
                                           ------------  -----------  --------------   ---------------  -----------  ------------
            Total revenue                        4,654        4,517           4,567             4,240        3,947         3,840

Cost of sales                                    1,647        1,624           1,635             1,554        1,389         1,328
                                           ------------  -----------  --------------   ---------------  -----------  ------------
Gross margin                                     3,007        2,893           2,932             2,686        2,558         2,512

Selling, general and administrative              1,213        1,169           1,273             1,055        1,039         1,039
                                           ------------  -----------  --------------   ---------------  -----------  ------------

        EBITDA                                   1,794        1,724           1,659             1,631        1,519         1,473

Depreciation                                       691          664             677               652          630           657

Goodwill and intangibles amortization              337          338             337               338          337           338
                                           ------------  -----------  --------------   ---------------  -----------  ------------

          Earnings from operations                 766          722             645               641          552           478

Interest expense and other, net                    259          253             243               230          222           189
                                           ------------  -----------  --------------   ---------------  -----------  ------------

          Earnings before income taxes             507          469             402               411          330           289

Income tax expense                                 325          304             314               286          249           232
                                           ------------  -----------  --------------   ---------------  -----------  ------------

          Net earnings                            $182         $165             $88              $125          $81           $57
                                           ============  ===========  ==============   ===============  ===========  ============

Diluted earnings per share                       $0.11        $0.10           $0.05             $0.08        $0.05         $0.04
                                           ============  ===========  ==============   ===============  ===========  ============

Diluted cash earnings per share  (3)             $0.31        $0.30           $0.25             $0.28        $0.26         $0.24

                                           ============  ===========  ==============   ===============  ===========  ============

Diluted weighted average shares                  1,684        1,679           1,670             1,658        1,636         1,616
outstanding
                                           ============  ===========  ==============   ===============  ===========  ============

<F1>
(1) The results for the periods presented give affect to the merger between Qwest Communications International Inc. ("Qwest") and U S WEST, Inc. ("U S WEST") as though the merger had occurred as of January 1, 1999. In addition, results have been adjusted to eliminate the impacts of non-recurring items such as merger costs, the impact of the split of U S WEST and MediaOne Group, gains/losses on the sale of investments, decline in market value of investments, equity gain on KPNQwest investment, elimination of in-region long distance activity, and elimination of Qwest construction activity. The results have also been adjusted to reflect the change in accounting principle to recognize revenue and expenses for directory publishing under the "point of publication method" from the "amortization" method as if the change in accounting principle had been adopted as of January 1, 1999.
<F2>
(2) The merger of Qwest and U S WEST has been accounted for as a purchase transaction. The purchase price allocation is preliminary and is subject to the completion of an appraisal. Accordingly, net earnings and earnings per share are subject to change.
<F3>
(3) Diluted cash earnings per share represents diluted EPS adjusted to add back amortization of goodwill and other intangibles.